Exhibit 10.39 Gateway Acceptance Company Accounts Receivable Factor Agreement




                           GATEWAY ACCEPTANCE COMPANY
                 3189 Danville Blvd., Suite 230. Alamo, CA 94507

                               SECURITY AGREEMENT
                      Pacific Printing and Embroidery, LLC
                             DBA Pacific Print Works
                              2035 NE 181st Street
                                Portland OR 97230

                           27th Day of November, 2000


Gentlemen:

         We are pleased to submit the terms upon which we shall make loans and advances to you upon the security set forth below. For ease of reference you are hereinafter referred to as the "Borrower" and we are hereinafter referred to as "Gateway" and this Security Agreement shall be referred to as the "Agreement."

1.       SECURITY

         Borrower desires to borrow money from time to time from Gateway. As security for all present and future obligations and liabilities (direct or indirect, absolute or contingent, due or to become due) of Borrower to Gateway, Borrower hereby grants to Gateway a continuing security interest in the following collateral whether now owned or hereafter acquired: all of its present and future accounts (including but not limited to open accounts receivable, book debts, notes, acceptance, drafts, contracts, contract rights, chooses in action, and all other rights to the payment of money), goods, equipment (including but not limited to plant and office equipment, machinery and all attachments appurtenant thereto, tools, dies, molds, jigs, bores, patterns, appliances, trade fixtures, furniture and furnishings), fixtures, computers, computer programs, discs, and tapes and peripheral equipment, purchase orders, insurance policies of any nature and all proceeds whatsoever thereof, general intangibles (including, but not Ijinited to, Borrower's name and goodwill, trademarks, tradenames, copyrights, processes, patents, patent rights, patent applications, licenses, inventions, royalfies and/or commissions, customer lists), chattel paper, instruments, documents and deposit accounts, fixtures, and inventory (including but not limited to (a) raw materials, work in process and finished goods in all stages of production, and (b) packing and shipping material, books and records relating to inventory, and (c) property as described in any schedules attached hereto) as those terms are defmed in the California Commercial Code, aircraft, motor vehicles (including not limited to automobiles, trucks, off-road vehicles, and forklifts) and additions, accessions, attachments, replacements, substitutions, proceeds, products, repossessions and returns of any of the foregoing and any such other security or Collateral as shown by written instrument of Borrower which Borrower now or hereafter gives to Gateway and any and all other property of Borrower 5 coming into the possession of Gateway or under Gateway's control (all collectively hereafter referred to as "Collateral").

         This Agreement is expressly declared to be a secured transaction as defmed in the California Commercial Code. In furtherance of the continuing security interest herein provided for, Borrower will, upon the creation of all accounts, provide Gateway with confirmatory assignment schedules (1}ereafter "the schedules") in form satisfactory to Gateway, provided however, Gateway shall have a security interest in all of Borrower's accounts, without regard to whether such schedules are provided.

Security Agreement Continued

2.       WARRANTIES AND REPRESENTATIONS

The foflowing warranties and representations are made by Borrower to Gateway, now and at the time of each assignment, with reference to the Collateral, including each and every account in which Gateway shall have a security interest whether or not the account is listed in the schedules:

A. The account evidences bona fide sales and deliveries of personal property of the sort and kind usual and normal to the business of Borrower and usually dealt in by Borrower.

B.  The  account  is  actual,  genuine,  existing,   absolute,  bona  fide,  and
collectible indebtedness of the customers named therein to Borrower and payable at the time and in the manner set forth in the assignment thereof unto Gateway.

C. No express or implied warranties or representations or guaranties or agreements have been made to or with any customer, except those extended with Borrower's product in the ordinary course of business, that the product is fit for its particular purpose and meets specifications.

D. The property sold or work, labor or services performed will have been actually delivered into the possession of and accepted before the account is included on the schedules, by the customer who is and will be liable for and will make payment of the amount stated in each invoice according to its terms, without offset, defense or counterclaim of any kind whatever.

E. Borrower shall not assign, sell, transfer, pledge, encumber, mortgage, hypothecate or otherwise create or give any security interest on any of its property or the Collateral except to Gateway.

F. The terms of sale on the account provide for payment within 30 days of the date of the invoice, no change of the terms shall be made except with prior written consent of Gateway, and no account will be past due at the time of assignment to Gateway.

G. The account is assignable and has not been assigned or transferred to anyone other than Gateway, and is not subject to any third party claim.

H. All facts, figures, signatures, names, addresses, and representations given, or caused to be given, by Borrower to Gateway regarding each and every account are true, complete and correct.

I. Borrower's books and records fully and accurately reflect all of its assets and liabilities (absolute and contingent), are kept in the ordinary course of business in accordance with generally accepted accounting principles consistently applied, and all information contained therein is true and correct.

J. The fair market value of the Collateral is and shall at all times be as represented to Gateway.

K. All taxes of any governmental or taxing authority due or payable by, or imposed, levied or assessed against Borrower shall be pald in full before delinquency.

L. There are no actions or proceedings pending by or against Borrower before any court or administrative agency, and there are no pending, threatened, or known to be jaiminent litigation, governmental investigation, or claims, complaints, or prosecutions involving Borrower except as heretofore disclosed in writing to Gateway.

M. Borrower has the power and authority to enter into this Agreement and to perform and discharge its obligations hereunder.

N. If Borrower is a corporation, it will do all things necessary to preserve its good standing as a corporation under the laws of the State of California and the state of its incorporation.

0. All Collateral given or caused to be given by Borrower to Gateway is and will be a fir st security interest on the Collateral, and is and will be kept free and clear of all liens, encumbrances, security interests and adverse claims other than those created herein.

P. The Collateral is owned solely by the Borrower.

Q. The Collateral is and shall be in good condition and repair and will not (except for sales of inventory in the ordinary course of business) be sold, transferred or assigned or removed from the premises described herein without first obtairfing Gateway's written consent.

                          Security Agreement Continued

         R. All Collateral not specifically identified by schedules hereto as fixtures shall remain personal property and not become part of the real estate regardless of the manner of affixation.

         S. Borrower agrees to comply with the requirements of all state and federal laws in order to grant Gateway a valid lien upon and a security interest in the Collateral.

         T.  Borrower  agrees  to do  whatever  Gateway  may  request  by way of executing and obtaining from others warehouse leases, subordinations, filing financing statements, amendments, renewals and continuations thereof, cooperating with Gateway's custodian, keeping records, transferring Collateral to Gateway's possession, obtaining waivers from landlords and mortgagees, and performing such further acts as Gateway may require in order to effect the purposes of this Agreement.

         U. Borrower shall accept no returns m excess of 3 % of sales in any given month and shall grant no allowances or credit in excess of that amount to account debtors without Gateway's prior written approval. If any property referred to or covered by any account assigned to Gateway shall remain in, or revert to, Borrower's possession, Borrower will imrnediately set it apart, mark and designate it as Gateway's property, and promptly notify Gateway.

3.       ADVANCES AND CHARGES THEREON

         A. Upon receipt of the schedule of assignments of accounts, Gateway will credit Borrower with an amount up to eighty-five percent (8.5%) of the net face amount of all qualified accounts. Gateway shall determine in its sole and exclusive discretion the percentage amount of the credit and what accounts qualify. Gateway will also credit Borrower with the remainder of the face amount of such assigned accounts on payment thereof to Gateway, less deductions and plus overpayments by account debtors. All amounts so credited, as adjusted from time shall be the "amount available for advance."

         Gateway will advance to Borrower on request, such amounts so credited or a part thereof as requested. No advances or payments need be made by Gateway hereunder if the financial condition of Borrower becomes unsatisfactory to Gateway or if Borrower is in default in the payment or performance of any of its obligations to Gateway. Each advance by Gateway to the Borrower is to be evidenced by a note signed by the Borrower if so request by Gateway.

         B. Gateway shall charge the Borrower interest on such advances at the rate of Prime Plus Eight Percent (P+8%) per annum from the date of each advance. Said interest will be computed the last day of each month upon the average daily balance of advances outstanding during said month, based on a 365-day year for days actually elapsed. Said interest will be paid by the Borrower no later than the first day of the following month. Amounts not paid when due shall be added to principal and shall bear interest at the above rate, and shall be deducted from the amount available for advance. Payments received by Gateway, unless in cash, will not be credited for 3 business days to allow for, and subject to collection of the payment.

         Borrower has represented and does represent that it will generate, in the regular course of its business, accounts receivable which will aggregate some $1,000,000.00 quarterly.

         Each monthly accounting rendered by Gateway to Borrower of interest charges, other charges, advances, and payments shall be deemed correct and binding unless borrower notifies Gateway in writing to the contrary within 30 days after the date that said accounting is delivered to Borrower.

         C. Prime Rate is deEmed for purposes of this Agreement as the prime or base or reference rate on prime commercial loans as announced from time to time by the Bank of America. In the event the Bank of America ceases to announce a prime rate, Gateway may substitute any sintiar index published in the Wall
Street Journal or other newspaper, or the prime or base rate published by the Federal Reserve Bank in San Francisco, or any similar published prime or base rate, including that of any commercial bank, or any other reasonable index commorily used by financial institutions, provided that such substitute index is readily verifiable by Borrower and is beyond the control of Gateway, and Borrower is notified within a reasonable time which index is being used. The prime or base rate is not necessarily a rate commonly charged to any class of borrowers, nor is it necessarily the lowest rate offered by any lender (e.g., Bank of America's lowest rates may be lower or higher than Prime Rate).

         D. Prime Rate as of the date of this Agreement is 9.5% per annum. If the Prime Rate as announced by Bank of America from time to time increases, the Daily Loan Rate shall increase by an amount equal to 100 percent of such increases calculated on a daily basis using a 365-day year as of the date of such increase. Decreases in Bank of America's Prime Rate shall reduce the Daily Loan Rate by an amount equal to 100 percent of such decreases as of the date of such decreases calculated on a daily basis using a 365-day year.

         E. The minimum charge by Gateway to the Borrower shall be $3,000.00 per month for the term of this Agreement and during any extension or renewals thereof. This charge shall be paid by borrower even if Borrower has no outstanding obligations to Gateway during that month, and even if the account is terminated by Gateway pursuant to Paragraph 15, until the end of the term set forth in Paragraph 15B.

         F. The interest charges and other charges provided for herein may be added to the principal of Borrower's account. Past due accrued interest may, at Gateway's option, and without notice to Borrower, be added to principal and shall bear interest at the above rate thereafter, as adjusted from time to time. Borrower acknowledges that this constitutes compounding of interest and expressly consents and agrees thereto.

4.       ASSIGNMENT AND PLEDGE; POWER OF ATTORNEY; AUTHORIZ~ON RE THIRD PARTIES

         A. Contemporaneously with the making of each loan by Gateway to Borrower and in addition to the assignment contained herein and in confirmation thereof, Borrower will, upon demand by Gateway, assign in writing to Gateway with full recourse as security for the loan and for all obligations of Borrower to Gateway, accounts created by Borrower in the ordinary and normal course of its business, and accounts will conform to all of the warranties set forth in Paragraph 2 of this Agreement; provided, however, Gateway shall have a security interest in such accounts without regard to whether such assignment is requested by or delivered to Gateway. All documents to be delivered by Borrower shall contain such terms and be in such form as Gateway may from time to time require. Gateway shall have a security interest in all of Borrower's books and records, including; but not limited to: minute books, ledgers, records indicating, summarizing or evidencing Borrower's assets, accounts, business operations or financial condition; computer programs, computer cards, discs or tape files, computer printouts, computer runs, and other computer-prepared information and equipment of any kind, whether in Borrower's possession or in a third party's possession. Gateway shall have access during business hours to all of such records and may at any time remove from Borrower's premises or the premises of any third person who holds such records all such records relating to the Collateral given hereunder or in any other agreement between Gateway and Borrower. Gateway may demand of any third person access and possession to such records in their control in Borrower's name. Borrower will prepare and deliver to Gateway balance sheets, profit and loss statements, and such other reports, analyses and operating data as Gateway may from time to time reasonably request.

         B. The foregoing assignment shall confirm the transfer of the accounts to Gateway as security so as to vest in Gateway the rights of an absolute owner thereof; and accordingly Gateway shall have the full power to exercise any and all rights pertaining thereto, including but not limited to stoppages in transit, replevin and reclamation, repossession and the filing of suit thereon to enforce payment.

         C. Borrower likewise shall mark its books and records so as to evidence the transfer of the accounts as security pursuant to this Agreement.

         D. From and after the date of the assignment of such accounts, Borrower shall neither have nor exercise, nor attempt to exercise, any right to compromise, compound, settle or adjust any such accounts or renew or extend the time or time of payment thereof without the consent of Gateway firstt in writing. Such consent, if given, shall not constitute a waiver of Gateway's right hereunder as to any other account.

         E. Borrower does hereby irrevocably appoint Gateway its attorney-in-fact and authorizes and empowers Gateway or any of Gateway's duly authorized agents to endorse and sign its name or names on any and all checks drafts, money orders, or other media of payment, and endorse any and all instruments concerning any accounts; and such endorsements shall for all purposes be considered to have been made by Borrower, and to make demand in Borrower's name for access and possession on any third parties having

                          Security Agreement Continued

control of any of Borrower's books and records. Said power-of attorney and endorsement right is irrevocable and coupled with an interest (that is a security interest in Borrowerts books and records described above) and shall also apply to invoices, freight or express bills, or bills of lading, concerning the accounts or the property or merchandise which is the subject matter of any of the same, and likewise shall apply to any written instruments or documents deemed by Gateway necessary for its proper protection to carry out the intentions of this Agreement. Borrower irrevocably authorizes Gateway to receive and to open all mail addressed to Borrower and to direct the postal authorities concerning the transmission or delivery thereof. With reference to all accounts, Gateway is hereby expresly authorized and empowered with notice to Borrower and from and after the date hereof and without regard to whether Borrower is in default hereunder to exercise all rights as the owner thereof including the right to notify account debtors of this Agreement and to direct account debtors to make payment directly to Gateway; to renew and/or extend the time of payment thereon and to compound, compromise, settle or adjust any or all claims due or to become due on any of the accounts and is likewise authorized and empowered (but shall not be obligated) to (1) ask, demand, collect and receive and give acquittance for any and all monies due or thereafter becoming due on any such accounts, and (2) make and enforce in Gateway's name or in Borrower's name any and all claims and demands of any of said accounts, and (3) prosecute any and all suits and proceedings in connection with or to enforce collection of any of said accounts.

         F. Borrower agrees to furnish to Gateway from time to time upon request written statements and schedules identifying and describing the Collateral and any additions thereto and substitutions thereof in such detail as Gateway may require.

5.       GUARANTY; FULL RECOURSE

         Borrower guarantees the prompt payment of each account when due.

In the event that any account listed in a schedule of assignment of accounts is not paid by the account debtor from whom the same is due within the period of time prescribed for payment on the assignment therefor (not to exceed 30 days from the date of the invoice) plus an additional 60 day period, or in the event there is any breach of warranty with respect to any such account, then upon demand Borrower shall pay Gateway cash equal to the net face value of account, less any payments received thereunder from such account debtor by Gateway. Upon payment thereof, Gateway will reassign the account to Borrower without recourse or warranty by Gateway provided Borrower is not in default hereunder. Borrower agrees that its guaranty shall not be impaired by any modification, alteration, extension, allowance, compromise, release of (1) any account by Gateway and the customer thereon, (2) of any obligation herein guaranteed or of any Collateral, or (3) of any guarantee, or Collateral for any guarantee, and further that the liability of Borrower on this guaranty is direct and unconditional and may be enforced without requiring Gateway first to resort to any other right, remedy or security and that this guaranty shall continue in full force and effect, and Borrower shall not claim subrogation, until Gateway has received payment in full of all debts and obligations of every kind, sum, nature and description whatsoever, due it from Borrower. Borrower further waives notice of acceptance hereof, presentment, demand, protest of any instrument and notice thereof, notice of dishonor, notice of default, and all other notices to which Borrower might otherwise be entitled in connection with its guaranty.

6.       NO DUTY OF GATEWAY TO ENFORCE COLLECTION OF ACCOUNTS

         No duty is imposed on Gateway hereunder to enforce collection of any account unless it elects to do so; and, in such event Gateway shall not be liable to Borrower in connection with suit or collection act or proceedings except for willful misconduct therein.

7.       REMITTANCES RECEIVED IN TRUUST

         Borrower agrees that should any monies or remittances or property or merchandise be received by it on account of any accounts that it will receive the same in trust for and as the property of Gateway and it will immediately deliver and transmit the same to Gateway in the original form received by Borrower. Until so delivered to Gateway, Borrower will not deposit the same with any other money, fund or property. Borrower will furnish Gateway with all remittance advices received from account debtors.

8.       DEFAULT

         Upon breach of any warranty contained herein or upon any default by Borrower in the performance of any of the terms, obligations or provisions of this Agreement or of any note or other agreement delivered to Gateway pursuant hereto or upon default in payment and discharge of any of its obligations or liabilities to Gateway, in whole or in part, or upon termination of any guaranty of any obligation owing to Gateway, or upon any material adverse change in the business or financial condition of Borrower or any guarantor, or upon material loss, secretion, destruction, or decline in value of any of the Collateral, which causes Gateway to deem itself insecure, or upon termination of this Agreement, Gateway may at its sole option declare any or all obligations of Borrower to be immediately due and payable and Gateway may exercise all rights of a secured party under the California Commercial Code and may without demand, advertisement or other notice to Borrower, all of which are hereby expressly waived, commence an action for the recovery of any and all of the obligations, commence proceedings to sell, lease, assign, transfer, or otherwise dispose, in lots or in bulk and in whatever order Gateway sees fit, retail or wholesale, any or all of the accounts or other Collateral for the obligations or any substitutes therefor or additions thereto or any property or merchandise related to or connected in any way therewith or, without legal proceedings, enter such places as any of such Collateral may be found and take possession of such Collateral and sell the same. Such Collateral may be sold where it is located at the time of the breach or default, or elsewhere, at public or private sale, for cash, upon credit or otherwise at Gateway's sole option and discretion. Gateway may, but is not obligated to ship, reclaim, recover, finish, maintain, repair, advertise for sale, or otherwise prepare for sale Collateral prior to sale or other disposition. Borrower hereby further waives all notices of seizure and sale, and requirements that such property be physically present at the place of sale; and Gateway shall have the right at any such sale, public or private, to purchase the whole or any part thereof free form any rights or equity of redemption in Borrower which equity of redemption is expressly waived.

         Gateway shall have no liability by reason of or in connection with any of the foregoing or for inadequacy of price or irregularities of sale whether such sale be public or private. In case of any such sale, after deducting all costs and expenses, including attorneys' fees incurred or expended, in taking, removing, holding, repairing, and selling the Collateral and including payment of any liens and claims against the Collateral, Gateway may apply the residue of the proceeds thereof to pay any one or more of the obligations and liabilities of Borrower to Gateway, whether then due or thereafter to become due, as Gateway shall deem proper; and Borrower agrees it shall remain liable for and will pay Gateway the balance due on all of its obligations to Gateway after crediting the amount applied thereto as aforesaid. Borrower shall pay the deficiency forthwith. All rights and remedies of Gateway granted in this Agreement and other agreements between Borrower and Gateway are cumulative.

         Gateway shall have the right to exercise any one or more of the rights and remedies at the same time or otherwise, and any choice made by Gateway of any such right or remedy shall not constitute or be deemed to be a wavier of any other remedy to which it might otherwise be entitled hereunder. In any and all events, Gateway shall have the right to proceed directly against the Borrower without the necessity of prior recourse to any of the Collateral.

9.       REIMBURSEMENT OF EXPENSES; ATTORNEYS' FEES

         Borrower shall promptly pay upon demand any and all expenses incurred by Gateway in connection with the transactions contemplated herein as follows:

         A. All of Gateway's out-of-pocket expenses incurred in entering into this transaction, including, without limitation, the cost of title searches, title reports, recording fees, and attorneys' fees actually incurred in the preparation of the documentation and review of this transaction, fees charged for the searching of liens against the property being given as Collateral hereunder, and all other expenses similar to the foregoing;

         B. any expenses incurred by Gateway in the storing, warehousing, insuring, handling and shipping of the Collateral, and any and all excise, property, sales and other taxes, encumbrances and liens, levied or imposed by any governmental or taxing authority on Borrower or on any of Borrower's property or any property caused to be given to Gateway as Collateral, any and all sums expended by Gateway in connection with the filing of any third party claims as to the Collateral or any part thereof which Gateway may deem necessary or desirable, and any attorneys' fees incurred by Gateway in connection therewith~,

         C. all office and other expenses and costs, including, without limitation, fees for third party experts, appraisers, trustees, receivers, keepers, masters, arbitrators, investigators, and documents search, recording, publication, service of process and filing fees, court and court reporter costs, and the cost of any bonds, whether otherwise taxable or not, the expenses and costs in enforcing any judgment which may be obtained, or any appeal that might be prosecuted, reasonable attorneys' fees, whether suit is brought or not, incurred by Gateway in enforcing or defending any of Gateway's rights under this Agreement or the Collateral given to Gateway.

         If Borrower fails to promptly pay when due, whether to Gateway or any other person, monies which Borrower is required to pay under any portion of this Agreement, Gateway may, but need not, pay the same and charge Borrower's account therefor, and such charge shall become an additional advance. Borrower agrees to promptly reimburse Gateway for any such advances, and any and all such sums shall become additional indebtedness owing to Gateway and shall bear interest charges at the rate provided in Paragraph 3 hereof and shall be secured by all of the Collateral now or hereafter given by Borrower or which Borrower causes to be given to Gateway. In the payment of any expenses as provided hereunder, Gateway need not inquire as to, or contest the validity, or any such expense, tax, encumbrance or lien, and the receipt of the usual official for the payment thereof shall be conclusive evidence that the same was validly due and owing.

10.      TIME OF THE ESSENCE.

         Time is expressly made of the essence in this Agreement.

11.      TAXES AND ASSESSMENTS

         Borrower will pay when due all taxes, assessments and other charges lawfully levied or assessed upon the Collateral. Borrower shall promptly pay and discharge in full its liability for federal and state payroll taxes and all other taxes. If any such taxes or other assessments remain unpaid after the date fixed for the payment of the same, or if any lien shall be claimed which in Gateway's opinion might possibly create a valid obligation having priority over the rights granted to Gateway herein, Gateway may, but is not obligated, without notice to Borrower, pay such taxes, assessments, charges and any fees, costs and expenses, of whatever kind or nature, including any taxes of any kind, which Gateway may incur in filing public notices, and the reasonable attorneys' fees incurred by Gateway in protecting, maintaining, preserving, enforcing or foreclosing the security interest granted to Gateway hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to Gateway's transactions with Borrower shall be borne and paid for by Borrower and until paid by Borrower shall be added to the Obligations hereby secured, and shall bear interest at the agreed rate.

12.      INSURANCE

         Borrower shall bear all risk of loss, damage to, or destruction of the Collateral. Borrower agrees to maintain insurance at Borrower's expense on the Collateral under such policies of insurance companies, in such amounts and covering such risks as are at all times satisfactory to Gateway. All polices covering the Collateral are to be mad& payable to Gateway, in case of loss, under a standard non-contributory "Mortgage," "Lender's or secured party" loss payable clause and are to contain such provisions as Gateway may require to fully protect Gateway's interest in the Collateral and to payments to be made under such policies. All policies are to be delivered to Gateway, premium prepaid, and shall provide for not less than thirty (30) days prior written notice to Gateway of the exercise of any right of cancellation. Unless Gateway shall otherwise agree with Borrower in writing, Gateway shall have the sole right, in Gateway' 5 own name or Borrower's name, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. Gateway has the right, but is not obligated, to place insurance on the Collateral insuring only Gateway's interest, in the event Borrower fails to maintain insurance. Any advances by Gateway for this purpose shall bear interest at the note rate.

13.      BOOKS AM) RECORDS; EXAMINATION

         Borrower agrees that it will at all times herein keep and maintain proper and sufficient books of account showing and reflecting all sales, claims and allowances on merchandise and generally describing accurately and completely all of its business transactions. Gateway shall at all times have the right by its officers or duly authorized agents to examine from time to time all of such records during usual and normal business hours and to make abstracts therefrom including, without limitation, correspondence, bank records and books of account.

14.      GATEWAY'S RIGHT TO ASSIGN AND RIGHTS OF ASSIGNEE

         A. Gateway may sell or assign, for security purposes or otherwise, this Agreement and any and all of the accounts and other Collateral received from time to time by Gateway from Borrower, together with all notes executed in favor of Gateway. Upon any such sale or assignment, the assignee shall succeed to all of the rights of Gateway under this Agreement and under all loans, notes and security agreements made pursuant hereto including, without limitation, the right on the part of the assignee to exercise all powers of attorney granted by the Borrower to Gateway hereunder.

         B. Upon notice of any such assignment from such assignee, the Borrower will make all payments due or to become due hereunder, including all payments on all notes issued hereunder, directly to the assignee;

15.      TERMINATION OF THIS AGREEMENT

         A. Gateway may terminate this Agreement:

                  (1) If the borrower shall fail in or suspend business; or

                  (2) If Gateway shall for any reason conclude that any of the rights granted to it under this Agreement are in jeopardy or that its security is being impaired; or

                  (3) If Borrower makes an assignment for the benefit of creditors or applies for an extension or composition from its creditors, or commits any act of bankruptcy, or insolvency, or a receiver or trustee of its business is appointed, or if a petition in bankruptcy or for reorganization under the Bankruptcy Act shall have been filed by or against it, or in the event the Borrower shall seek relief under any insolvency statute whatsoever; or

                  (4) At any time with or without cause upon 10 days notice in writing to Borrower of an intention to terminate; or

                  (5) If Borrower shall default hereunder or under any other agreement with Gateway.

         B. This Agreement shall remain in full force and effect on a Month to Month basis from the date upon which it is executed. Borrower shall give to Gateway 30 days notice in writing by registered mail of its intention to terminate this Agreement. Such termination shall not affect or impair the obligation of the Borrower with respect to accounts pledged to Gateway prior thereto nor shall such termination effect or impair any of the liabilities of Borrower to Gateway with respect to any transactions arising prior to the effective date of the termination of this Agreement;

         C. Notwithstanding any such termination of this Agreement, all rights, powers and privileges granted to Gateway herein shall remain in full force and effect until all of the liabilities, obligations and indebtedness of Borrower to Gateway shall have been paid and discharged in full. Until such time Borrower will continue to perform all of the terms and provisions hereof.

16.      CONTINUING WARRANTIES AND REPRESENTATIONS

         Each warranty, representation and agreement contained herein shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied on by Gateway regardless of any investigation made, or information possessed by Gateway. These warranties, representations and agreements as set forth herein shall be cumulative and continuing and in addition to any and all other warranties, representations and agreements contained in any other document or instrument which Borrower shall give or cause to be given to Gateway, either now or hereafter.

17.      MISCELLANEOUS

         A. This Agreement is the final and complete Agreement of the parties and cannot be modified except by a writing signed by both parties. This Agreement shall run to the benefit of and be binding upon the parties, their heirs, executors, administrators, successors and assigns, and shall be construed and governed by the laws of the State where it is accepted by Gateway.

         B. All litigation between the parties hereto arising or connected with this Agreement, or any other agreements between the parties, or the Collateral shall, to the extent permitted by law, be brought and tried solely in the Superior Court of Contra Costa County, California. In any such litigation between the parties, Borrower and Gateway waive any right to trial by jury under federal and applicable state law in any action or proceeding relating to this Agreement or any of the transactions hereunder, and upon any event of default, Gateway shall have the right to have a receiver appointed to take possession of all the Collateral and to perform any and all of Gateway's rights with respect thereto, and apply all proceeds of said Collateral first to costs and expenses of the receivership and then to payment of Borrower's obligations to Gateway. Gateway may bring all proceedings for collection in Gateway's name or in Borrower's name and may exercise Borrower's right of stoppage in transit, replevin and reclamation.

         C. All notices or demands hereunder shall be in writing. They shall be deemed received when deposited postage prepaid in a United States Post Office Box properly addressed to Gateway or Borrower at the addresses set forth herein or to such other address as Gateway or Borrower may from time to time specify in writing. D. If Borrower, the undersigned, are two or more in number, then (i) regardless of the form of Gateway's check or other papers, Gateway's loan hereunder (consisting of each and every advance) shall be deemed to be made to each and all of the undersigned and the undersigned shall be jointly and severally obligated to repay the same; (II) each of the undersigned jointly and severally makes, and is liable for, each and every warranty, representation, obligation, covenant and undertaking under this Agreement; and (iii) when permitted by the context, the words referring to the undersigned borrower shall include and mean all, or any one or more of the undersigned.

         E. Each and every provision of this Agreement shall be severable from every other provision for the purposes of determining legal enforceability of any such provision or provisions.

         F. All loans and advances heretofore, now or at any time or times hereafter made by Gateway to Borrower under this Agreement or any other agreement between Gateway and Borrower shall constitute one loan secured by Gateway's security interest in the Collateral and by all other security interests, liens and encumbrances heretofore, now or from time to time hereafter granted by Borrower to Gateway.

         G. Any documents, schedules, invoices or other papers delivered to Gateway may be destroyed or otherwise disposed of by Gateway five (5) months after they are delivered to or received by Gateway, unless Borrower requests in writing the return of said documents, schedules, invoices or other papers and make such arrangements, at Borrower's expense, for their return.

         H. Paragraph numbers and paragraph headings have been set forth herein for convenience only; unless the contrary is compelled by the contest, everything contained in each paragraph applied equally to all paragraphs herein. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Gateway or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been prepared by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so far as to fairly accomplish the purposes and intention of all parties herein.

         I. Borrower and Gateway intend and agree that their respective rights, duties, powers, liabilities, obligations, and discretions shall be performed, carried out, discharged, and exercised reasonably and in good faith.

         J. The validity of this Agreement, its construction, and interpretation and enforcement shall be determined under and according to the laws of the State of California.

         K. Interest after breach by borrower shall continue to accrue at the Daily Loan Rate as adjusted from time to time on all amounts owed to Gateway without waiving such breach.

         If the foregoing is in accordance with your understanding will you please sign and return to us this Agreement for acceptance by us. This Agreement shall not be effective until acceptance by Gateway at Alamo, California following Borrower's signature below.

                                           Very truly yours,

                                           GATEWAY ACCEPTANCE COMPANY

                                           /s/ Elvin Hill, Senior Credit Officer

         Read, Accepted and Agreed to This 27th Day of November, 2000:


         Pacific Printing and Embroidery, LLC
         DBA Pacific Print Works
         2035 NE 181st Street
         Portland OR 97230

/s/ Jeffrey D. Harden, President, Pacific Printing and Embroidery, LLC